UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 1, 2004
Date of Report (Date of earliest event reported)

ARGONAUT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31019 (Commission File Number)	94-3216714 (IRS Employer Identification No.)

220 Saginaw Drive
Redwood City, California 94063
(Address of principal executive offices, including zip code)

(650) 716-1557
(Registrant’s telephone number, including area code)

1101 Chess Drive
Foster City, California 94598
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On October 1, 2004, Frank Husic was elected as a Class I Director of Argonaut Technologies, Inc. (the “Company”) by a majority of the Company’s Board of Directors (the “Board”).

Item 7.01. Regulation FD Disclosure.

     On October 6, 2004, the Company issued a press release announcing the election of Mr. Husic to the Board. A copy of the press release is attached to this report as Exhibit 99.1.

     Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 6, 2004 announcing the election of Frank Husic to the Board.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGONAUT TECHNOLOGIES, INC.
/s/ Lissa A. Goldenstein
Lissa A. Goldenstein
President and Chief Executive Officer

Date: October 7, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 6, 2004 announcing the election of Frank Husic to the Board.